UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2004
(Date of earliest event reported)

Structured Asset Securities Corporation (as Depositor under the Trust Agreement, dated as February 1, 2004, providing for the issuance of Mortgage Pass-Through Certificates, Series 2004-6XS
(Exact name of registrant as specified in charter)

 Delaware                                            333-106925
(State or other jurisdiction of organization)     (Commission File Number)

 74-2440850
 (IRS  Employer   Identification No.)


745 Seventh Avenue, 7th Floor, New York, NY 10019
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000

(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
(see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Asset Securities
Corporation Mortgage Pass-Through Certificates, Series 2004-6XS, which was made on August 25, 2004


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. Description

99.1 Monthly distribution report pursuant to Section 4.03 of the Trust Agreement for distribution on August 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.





Us Bank,  IN ITS CAPACITY AS TRUSTEE UNDER THE
TRUST AGREEMENT ON BEHALF OF STRUCTURED ASSET SECURITIES CORPORATION, REGISTRANT




                  By:/s/ Diana Kenneally

                  Name: Diana Kenneally

                  Title: Assistant Vice President

                  Date:  September 2, 2004

Report to Certificateholders Payment Summary for Payment Date: August  25, 2004



                     Pass-Thru     Int          Org                  Beg               Prin
Class     CUSIP      Rate          Type         Balance              Balance           Paid

- ----------------------------------------------------------------------------------------------
A1A       86359BJN2  0.01620       Variable     66,500,000.00        45,221,925.16     4,170,935.97
A1B       86359BJP7  0.01870       Variable     30,000,000.00        20,400,868.49     1,881,625.25
A1C       86359BMA6  0.02850       Variable     26,617,000.00        18,100,330.56     1,669,440.64
A2        86359BJQ5  0.03210       Variable     37,875,000.00        37,875,000.00     0.00
A3        86359BJR3  0.04970       Variable     10,000,000.00        10,000,000.00     0.00
A4        86359BJS1  0.06000       Variable     56,347,000.00        56,347,000.00     0.00
A5A       86359BJT9  0.05530       Variable     17,000,000.00        17,000,000.00     0.00
A5B       86359BMB4  0.05550       Variable     36,863,000.00        36,863,000.00     0.00
A6        86359BJU6  0.04630       Variable     31,245,000.00        31,245,000.00     0.00
M1        86359BJV4  0.04920       Variable     7,448,000.00         7,448,000.00      0.00
M2        86359BJW2  0.05160       Variable     7,448,000.00         7,448,000.00      0.00
M3        86359BJX0  0.05650       Variable     3,310,000.00         3,310,000.00      0.00
P         N/A        0.00000       N/A          0.00                 0.00              0.00
X         N/A        0.00000       N/A          0.00                 0.00              0.00
R         N/A        0.00000       N/A          0.00                 0.00              0.00
* Reflects the application of Net Fund Cap Totals: 330,653,000.00    291,259,124.21    7,722,001.86







Interest            Total             Ending
Paid                Paid              Balance
61,049.60           4,231,985.57       41,050,989.19
31,791.35           1,913,416.60       18,519,243.24
42,988.29           1,712,428.93       16,430,889.91
101,315.63          101,315.63         37,875,000.00
41,416.67           41,416.67          10,000,000.00
281,735.00          281,735.00         56,347,000.00
78,341.67           78,341.67          17,000,000.00
170,491.38          170,491.38         36,863,000.00
120,553.63          120,553.63         31,245,000.00
30,536.80           30,536.80          7,448,000.00
32,026.40           32,026.40          7,448,000.00
15,584.58           15,584.58          3,310,000.00
47,971.79           47,971.79          0.00
628,197.27          628,197.27         0.00
0.00                0.00               0.00
1,684,000.04        9,406,001.90       283,537,122.35






Distributions Per Certificate
            Beginning    Principal         Interest        Ending
Class       Cert. Factor Distribution     Distribution     Cert. Factor
A1A         0.68002895   62.72084          0.91803908      0.61730811
A1B         0.68002895   62.72084          1.05971178      0.61730811
A1C         0.68002895   62.72084          1.61506876      0.61730811
A2          1.00000000   0.00000           2.67500000      1.00000000
A3          1.00000000   0.00000           4.14166667      1.00000000
A4          1.00000000   0.00000           5.00000000      1.00000000
A5A         1.00000000   0.00000           4.60833333      1.00000000
A5B         1.00000000   0.00000           4.62500000      1.00000000
A6          1.00000000   0.00000           3.85833333      1.00000000
M1          1.00000000   0.00000           4.10000000      1.00000000
M2          1.00000000   0.00000           4.30000000      1.00000000
M3          1.00000000   0.00000           4.70833333      1.00000000
P           N/A          N/A               N/A             N/A
X           N/A          N/A               N/A             N/A
R           N/A          N/A               N/A             N/A
represents net payment per certificate







Report to Certificateholders
Principal Detail




         Beginning        Scheduled      Unscheduled    Ohter/Princ    Total Prin   Realized        Ending          Deferrede
Class    Balance          Principal      Principal      Cash Adjus     Dist Amount  Losses          Balance         Amount

A1A      45,221,925.16    103,210.32     4,067,725.65   0.00           4,170,935.97 0.00            41,050,989.19   0.00
A1B      20,400,868.49    46,561.04      1,835,064.20   0.00           1,881,625.25 0.00            18,519,243.24   0.00
A1C      18,100,330.56    41,310.51      1,628,130.13   0.00           1,669,440.64 0.00            16,430,889.91   0.00
A2       37,875,000.00    0.00           0.00           0.00           0.00         0.00            37,875,000.00   0.00
A3       10,000,000.00    0.00           0.00           0.00           0.00         0.00            10,000,000.00   0.00
A4       56,347,000.00    0.00           0.00           0.00           0.00         0.00            56,347,000.00   0.00
A5A      17,000,000.00    0.00           0.00           0.00           0.00         0.00            17,000,000.00   0.00
A5B      36,863,000.00    0.00           0.00           0.00           0.00         0.00            36,863,000.00   0.00
A6       31,245,000.00    0.00           0.00           0.00           0.00         0.00            31,245,000.00   0.00
M1       7,448,000.00     0.00           0.00           0.00           0.00         0.00            7,448,000.00    0.00
M2       7,448,000.00     0.00           0.00           0.00           0.00         0.00            7,448,000.00    0.00
M3       3,310,000.00     0.00           0.00           0.00           0.00         0.00            3,310,000.00    0.00
P        0.00             0.00           0.00           0.00           0.00         0.00            0.00            0.00
X        0.00             0.00           0.00           0.00           0.00         0.00            0.00            0.00
R        0.00             0.00           0.00           0.00           0.00         0.00            0.00            0.00
Totals:  291,259,124.21   191,081.87     7,530,919.99   0.00           7,722,001.86 0.00            283,537,122.35  0.00






Cumulative
Realized Losses
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00










Interest Detail

        Accrued        Deferred    Preyment     Current Int   Prepayment   Other Int        Total Interest   Cumulative
Class   Cert Int       Int         Int Shtfl    Shtfl         Premiums     Adjustment       Dist. Amount     Interest Sht

A1A     61,049.60      0.00        0.00          0.00         0.00         0.00              61,049.60        0.00
A1B     31,791.35      0.00        0.00          0.00         0.00         0.00              31,791.35        0.00
A1C     42,988.29      0.00        0.00          0.00         0.00         0.00              42,988.29        0.00
A2      101,315.63     0.00        0.00          0.00         0.00         0.00              101,315.63       0.00
A3      41,416.67      0.00        0.00          0.00         0.00         0.00              41,416.67        0.00
A4      281,735.00     0.00        0.00          0.00         0.00         0.00              281,735.00       0.00
A5A     78,341.67      0.00        0.00          0.00         0.00         0.00              78,341.67        0.00
A5B     170,491.38     0.00        0.00          0.00         0.00         0.00              170,491.38       0.00
A6      120,553.63     0.00        0.00          0.00         0.00         0.00              120,553.63       0.00
M1      30,536.80      0.00        0.00          0.00         0.00         0.00              30,536.80        0.00
M2      32,026.40      0.00        0.00          0.00         0.00         0.00              32,026.40        0.00
M3      15,584.58      0.00        0.00          0.00         0.00         0.00              15,584.58        0.00
P       0.00           0.00        0.00          0.00         47,971.79    0.00              47,971.79        0.00
X       628,196.78     0.00        0.00          0.00         0.00         0.49              628,197.27       0.00
R       0.00           0.00        0.00          0.00         0.00         0.00              0.00             0.00
 Totals:1,636,027.76   0.00        0.00          0.00         47,971.79    0.49              1,684,000.04     0.00






Cumulative
Deferred Interest
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
829,316.29
0.00
829,316.29









 Report to Certificateholders
Mortgage Loan Activity for related Payment Date:






# of Mortgage Beginning Agg Sched   Ending Agg Sched     Interest Remittanc
Loans         Principal Balance     Principal Balance    Amount
1,302          292,417,561.21        284,695,559.35      1,638,792.48




Principal Remittance
Amount
7,722,001.86



Substitution of Mortgage Loans Information
Deleted            Scheduled               Qualifying Substitute
Mortgage Loan      Prin Balance            Mortgage Loan
N/A                N/A                     N/A
N/A                N/A                     N/A


Overcollateralization Information
Target                     Overcollateralization
Overcollateralization      Amount
1,158,437.00               1,158,437.00
Aggregate OC               Overcollateralization
Release Amount             Deficiency
0.00                       0.00






Aggregate Delinquency information for related Payment Date:

                   One Month     Two Months    3 Months +    Bankruptcy
# of Loans         8             5             4             4
Agg Prin Balance   1,636,164.65  1,177,430.46  674,983.25    823,033.90



Foreclosures             REO
0                        0
0.00                     0.00

 Fees & Insurance Premium Information
 Master Servicing Fees                      66,026.09
 Cert. Insurance Premium                     2,764.73



Advance Information
Aggreg. Advances Required  1,478,371.22
Aggreg. Advances Made      1,478,371.22
                           0.00






Net Fund Cap Shortfalls Summary
                                            Payment to     Cumulative
Class     Beg Shortfall Current Shortfall   Shortfall      Shortfall
A1A       0.00          0.00                0.00           0.00
A1B       0.00          0.00                0.00           0.00
A1C       0.00          0.00                0.00           0.00
A2        0.00          0.00                0.00           0.00
A3        0.00          0.00                0.00           0.00
A4        0.00          0.00                0.00           0.00
A5A       0.00          0.00                0.00           0.00
A5B       0.00          0.00                0.00           0.00
A6        0.00          0.00                0.00           0.00
M1        0.00          0.00                0.00           0.00
M2        0.00          0.00                0.00           0.00
M3        0.00          0.00                0.00           0.00

 Totals:  0.00          0.00                0.00           0.00



Realized Losses Incurred from Mortgage Loans Summary
Current Month       Since Cutoff
   -                  -

Payment from Cap Provider            Class A1A Cert. Interest Rate & Libor Info
Basis Risk Cap                       -Class A1A Interest Rate  0.01620
Class X Cap                          -Libor rate               0.01450